                                                                    EXHIBIT 99.2


                           iCURIE LAB HOLDINGS LIMITED

                              Financial Statements
                                 for year ended
                                December 31, 2004

                                Table of Contents

                                                               Page
Report of Independent Registered Public Accounting Firm           1

Consolidated Balance Sheet                                        2

Consolidated Statement of Operations                              3

Consolidated Statement of Stockholders Equity (Deficit)           4

Consolidated Statement of Cash Flows                              5

Notes to Consolidated Financial Statements                     6-11

             Report of Independent Registered Public Accounting Firm

Board of Directors
iCurie Lab Holdings Limited

We have audited the consolidated balance sheet of iCurie Lab Holdings Limited as of December 31, 2004, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of iCurie Lab Inc., which statements reflect total assets of $395,730 at December 31, 2004, and net loss of $2,165,969 for the year then ended and are included in the consolidated totals. The financial statements of iCurie Lab Inc. were audited by other auditors whose report thereon have been furnished to us, and our opinion, insofar as it relates to the amounts included for iCurie Lab Inc., is based solely upon the report of the other auditors.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States) . Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of other auditors provides a reasonable basis for our opinion.

In our opinion, based upon our audit and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of iCurie Lab Holdings Limited at December 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As described in note 1, at December 31, 2004 the Company and its subsidiary had not yet commenced revenue producing operations and had a working capital deficit of $262,232 and an accumulated deficit of $6,468,111. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management's plans in regard to these matters are also discussed in note 1.

                                                        PKF

                                             Certified Public Accountants
                                             A Professional Corporation

June 24, 2005
New York, NY
                           iCURIE LAB HOLDINGS LIMITED

                           Consolidated Balance Sheet
                                December 31, 2004

                                           Assets
Current Assets
     Cash and cash equivalents                                                    $  1,019,044
     Short-term financial instrument                                                    19,322
     Receivable                                                                         58,249
     Short-term loan (note 8)                                                           69,945
     Advance payments                                                                   45,026
     Prepaid expenses                                                                    4,773
     Other                                                                              15,544
                                                                                  ------------
                  Total current assets                                               1,231,903

Guarantee deposits                                                                      49,106
Investment (note 1)                                                                    254,792

Furniture, and equipment, net (note 1)                                                 168,291
Deferred financing fees - net of accumulated amortization of $12,745                   216,661
Other assets                                                                             8,330
                                                                                  ------------

                  Total assets                                                    $  1,929,083
                                                                                  ------------

                               Liabilities and Stockholders Equity (Deficit)
Current Liabilities
     Accounts payable                                                             $    294,566
     Short-term borrowings (note 6)                                                    640,509
     Accrued expenses                                                                  555,356
     Other                                                                               3,704
                                                                                  ------------
                  Total current liabilities                                          1,494,135

Long-term debt (note 4)                                                              1,500,000
Bond payable (note 7)                                                                  236,743
                                                                                  ------------

                  Total liabilities                                                  3,230,878
                                                                                  ------------

Stockholder's equity (deficit) (notes 5 and 9)
     Common stock                                                                            1
     Additional paid-in capital                                                      2,478,483
     Capital stock subscribed                                                        3,000,000
     Offering costs                                                                   (258,813)
     Other comprehensive loss                                                          (53,355)
     Accumulated (deficit)                                                          (6,468,111)
                                                                                  ------------
                  Total stockholder's equity (deficit)                              (1,301,795)
                                                                                  ------------

                  Total liabilities and stockholder's equity (deficit)            $  1,929,083
                                                                                  ------------

See notes to consolidated financial statements
                           iCURIE LAB HOLDINGS LIMITED

                      Consolidated Statement of Operations
                          Year Ended December 31, 2004

Revenue                                                 $          -
                                                        ------------

Costs and Expenses
     Selling and Administrative expenses                   2,710,629
     Depreciation                                             48,282
     Amortization                                             18,083
     Miscellaneous                                             6,965
                                                        ------------
                  Total costs and expenses                 2,783,959
                                                        ------------

                  Operating (loss)                        (2,783,959)
                                                        ------------
Other income (expenses)
     Interest and other income                                14,607
     Interest expense (notes 6 and 7)                       (129,054)
     Loss from impairment of intangible assets               (10,285)
     Net loss on disposal of furniture and equipment            (262)
                                                        ------------

                  Total other income (expenses)             (124,994)
                                                        ------------

                  Net (loss)                              (2,908,953)
                                                        ------------

See notes to consolidated financial statements
                           iCURIE LAB HOLDINGS LIMITED

             Consolidated Statement of Stockholders Equity (Deficit)
                        For Year Ended December 31, 2004

                                                                                             Other
                                                                                        Comprehensive
                                            Additional    Common Stock                      Income      Accumulated
                           Common Stock  Paid in Capital   Subscribed   Offering Costs      (Loss)       (Deficit)        Total
                           ------------  ---------------  ------------  --------------  -------------  -------------  ------------
Balance, December 31,
 2003                      $ 1,332,746   $     1,256,381  $          -  $           -   $          -   $ (3,559,158)  $   (970,031)

Recapitalization (note 1)   (1,332,745)        1,222,102             -              -              -              -       (110,643)

Capital stock subscribed             -                 -     3,000,000       (258,813)             -              -      2,741,187

Foreign currency
 translation                         -                 -             -              -        (53,355)             -        (53,355)

Net loss for the year                -                 -             -              -              -     (2,908,953)    (2,908,953)
                           -----------   ---------------  ------------  -------------   ------------   ------------   ------------

Balance, December 31,
 2004                      $         1   $     2,478,483  $  3,000,000  $    (258,813)  $    (53,355)  $ (6,468,111)  $ (1,301,795)
                           -----------   ---------------  ------------  -------------   ------------   ------------   ------------

See notes to consolidated financial statements
                          iCURIE LAB HOLDINGS LIMITED.

                      Consolidated Statement of Cash Flows
                          Year Ended December 31, 2004

Cash flows from operating activities
     Net (loss)                                                  $  (2,908,953)
     Adjustments to reconcile net (loss) to net cash (used)
      by operating activities
        Depreciation                                                    48,282
        Amortization                                                    18,083
        Impairment charge                                               10,285
        Imputed interest                                                15,738
        Loss on disposal of furniture and equipment                        262
        Changes to certain other accounts
             Receivable                                                (50,198)
             Advance payments                                          (22,293)
             Prepaid expenses                                          (18,979)
             Accounts payable                                           77,154
             Accrued expenses                                          537,227
             Other                                                     (38,353)
                                                                 -------------
                Net cash (used) by operating activities             (2,331,745)
                                                                 -------------

Cash flows from investing activities
     Acquisition of subsidiary                                        (110,643)
     Short-term loan                                                   144,720
     Deposits                                                           57,965
     Acquisition of short-term financial instrument                    (19,322)
     Repayment of long-term loans                                     (161,530)
     Guarantee deposits                                                (49,106)
     Purchase of furniture and equipment                              (127,782)
     Other                                                                 937
                                                                 -------------
                Net cash (used) by investing activities               (264,761)
                                                                 -------------

Cash inflows from financing activities:
     Short-term borrowings                                             769,868
     Long-term borrowings                                            1,500,000
     Deferred financing fees                                          (229,406)
     Issuance of common stock                                          386,437
     Proceeds from subscribed equity                                 2,745,208
     Repayment of short-term borrowings                             (1,158,873)
     Repayment of convertible bond                                    (289,827)
     Offering costs                                                   (258,813)
                                                                 -------------
                Net cash provided by financing activities            3,464,594
                                                                 -------------

                Net increase in cash and cash equivalents              868,088

Cash and cash equivalents - beginning of year                          150,956
                                                                 -------------

Cash and cash equivalents - end of year                          $   1,019,044
                                                                 -------------

Supplemental cash flow disclosure
     Noncash investing and financing activity
        Common stock subscribed in exchange for investment       $     254,792
                                                                 -------------

Cash paid during the year for interest                           $      97,719
                                                                 -------------

See notes to consolidated financial statements
                           iCURIE LAB HOLDINGS LIMITED

                   Notes to Consolidated Financial Statements
                                December 31, 2004

Note 1 - Summary of significant accounting policies

Organization

iCurie Lab Holdings Limited (the "Company") was incorporated in the United Kingdom on March 16, 2004, with the principal activity being the acquisition of intellectual property for the purpose of commercial exploitation.

Simultaneously with the formation of the Company in March 2004, the Company obtained various debt and equity financing and used some of the proceeds to purchase an 80.2% interest in iCurie Lab Inc. (Subsidiary) for $110,643 in cash. A majority of the shareholders in the Company were also shareholders of the Subsidiary prior to the March acquisition. The acquisition has been treated for financial reporting purposes as a recapitalization of the Subsidiary, and accordingly the accompanying financial statements reflect the historical accumulated deficit of the Subsidiary through December 31, 2003 and the combined operations of both the Company and the Subsidiary for the entire 2004 year.

The remaining 19.8% of the Subsidiary is owned by individual investors based in South Korea. The Subsidiary was incorporated in June 13, 2000 under the Commercial Code of South Korea to engage in the research and development, manufacture, and sale of micro cooling systems using electronic technology.

During 2004, the intellectual property for the micro cooling system was transferred from the Subsidiary to the Company.

Through December 31, 2004, the operations of the Company and its Subsidiary has been limited to the development and certification of intellectual property to be used in the production and commercialization of micro cooling system technology. The Company is currently manufacturing and marketing its intellectual property for sale.

In consolidation, all significant intercompany balances and transactions have been eliminated.

Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company and its Subsidiary have not yet commenced revenue producing operations and have sustained accumulated losses since inception of approximately $6,500,000. The Company and its Subsidiary have funded operations through equity and debt financing since inception. All these factors raise substantial doubt over the Companys ability to continue as a going concern. Management plans to raise capital to commercialize its intellectual property and be able to execute its growth strategies.

Also, as discussed in note 9, the Company raised $1,000,000 in debt financing during the first half of 2005.

Financial reporting

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts in the financial statements. Although these statements are based on management's best knowledge of current events and actions that the Company may undertake in the future, actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and highly liquid investments, including time deposits and short-term bonds, which are readily convertible into known amounts of cash and have an original maturity of three months or less. The Company and its subsidiary's cash and cash equivalents are maintained in banks and financial institutions in the United Kingdom and South Korea, and they have not experienced any losses on their cash balances.

                           iCURIE LAB HOLDINGS LIMITED

                                December 31, 2004

Investment

In connection with $3,000,000 of equity financing (see note 5), the Company received 620,000 shares of an entity affiliated with the Company through common management. The shares of the investee represent an ownership of less than 2% and have been valued by management at $254,792 which is management's estimate of its fair value.

Revenue recognition

Once the Company's product is marketed for sale its policy will be to record revenue as earned when the following attributes are met.

      -     Persuasive evidence of an arrangement exists.

      -     Delivery has occurred to the customers

      -     The sales price of the customer is fixed or determinable

      -     Collectivity is reasonably assured

Furniture and equipment

Furniture and equipment at December 31, 2004 are summarized as follows:

Vehicles                          $    9,410
Machinery                             83,321
Furniture and fixtures               211,979
                                  ----------
                                     304,710
Accumulated depreciation             136,419
                                  ----------
                                  $  168,291
                                  ----------

Furniture and equipment are stated at cost. Major renewals, and betterments, which prolong the usual life or enhance the value of the assets, are capitalized. Depreciation is computed using the straight-line method over the estimated life of five years for machinery and equipment, furniture and fixtures, and vehicles. Depreciation expense for the year ended December 31, 2004 amounted to $48,282.

Deferred costs

In connection with obtaining debt and equity financing, the Company incurred placement agent fees from a third party equal to 10% of the amount financed. The placement agent and the Company have agreed to defer 2.5% of the 10% fee until 2005. The agent assisted in placing $1,500,000 in long term debt financing and $1,000,000 in equity financing. Additional placement agent fees were also paid or accrued to another party in 2004. Deferred financing costs incurred in connection with long-term financing (see note 4) amounted to $229,406 and are being amortized on a straight-line basis over the 18-month term of the loan. Amortization expense for the year ended December 31, 2004 amounted to $12,745.

Long-lived assets

Long-lived assets and intangible assets that do not have indefinite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. When the aggregate undiscounted future cash flows is less than the carrying value of the asset, impairment loss is recognized, based on the fair value of the asset.

                           iCURIE LAB HOLDINGS LIMITED

                                December 31, 2004

Business risks.

The Company is subject to the risks associated with start-up and high growth companies such as the risks of raising adequate capital, producing profitable operations and operating in various countries through out the world.

Research and development costs

Research and development costs are expensed as incurred and amounted to $789,641 in 2004..

Foreign currency translation

The reporting and functional currency of the Company is the U.S. Dollar, while the functional currency of the Subsidiary is the Korean Won.

The assets and liabilities of the Subsidiary have been translated into U.S. Dollars at the prevailing year-end rate of exchange, while the related income and expenses items were translated at the average rate of exchange during the year. The resulting translation adjustments are accumulated in a separate component of stockholders' equity (deficit).

The Company follows Financial Accounting Standards No. 130 (SFAS 130) "Reporting Comprehensive Income". SFAS 130 requires a Company to report comprehensive income (loss) and its components in a full set of financial statements. Comprehensive income (loss) includes the change in equity during a period from transactions and other events and circumstances from non-owner sources, such as unrealized gains (losses) on foreign currency translation adjustments. Changes in unrealized foreign currency translation losses during 2004 amounted to $53,355. Accordingly, comprehensive loss for the year ended December 31, 2004 amounted to $2,962,308.

Fair value of financial instruments

The Company's cash, receivables and payables, and long-term debt represent financial instruments whose carrying amounts reasonably approximate their fair value.

Recent accounting pronouncements

In December 2004, the Financial Accounting Standards Board issued SFAS No.123(R), "Share-Based Payment," which replaces SFAS No. 123, "Accounting for Stock-Based Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS No. 123(R) requires compensation costs relating to share-based payment transactions be recognized in financial statements. The pro forma disclosure previously permitted under SFAS No. 123 will no longer be an acceptable alternative to recognition of expenses in the financial statements. SFAS No. 123(R) is effective for awards beginning January 1, 2006. As of December 31, 2004, the Company had not issued any stock options, and will apply the new fair value reporting standard for any stocks and options issued in 2006.

Note 2 - Income taxes

The Company recognizes deferred tax assets and liabilities created by temporary differences between the financial statement and tax bases of assets and liabilities. Deferred tax assets and liabilities are computed on such temporary differences, including available net operating loss carry forwards and tax credits, by applying enacted statutory tax rates applicable to the years when such differences are expected to reverse. A valuation allowance is provided on deferred tax assets to the extent that it is more likely than not that such deferred tax assets will not be realized.

The Company currently operates in the United Kingdom while its subsidiary operates in South Korea. Operating loss carryforwards in the United Kingdom approximated $900,000 at December 31, 2004 and can be carried forward indefinitely, provided, the company (i) doesn't cease operations and (ii) doesn't change its business nature, while operating loss carryforwards in South Korea approximated $2,800,000 at December 31, 2004 and expires in the years 2007 and 2008. A full valuation allowance has been applied against the deferred tax asset resulting from these tax loss carryforwards.

                           iCURIE LAB HOLDINGS LIMITED

                                December 31, 2004

Note 3 - Commitments

Commitments to third party

According to a loan agreement between the Subsidiary and Sae Han IT, in May 21,2004 (see note 6), the Subsidiary agreed to provide 50 percent of gross margin to B.A.C. Network (BAC). Gross margin is determined based on the difference between suppliers' unit cost and selling price to purchaser. The Subsidiary set the range of purchasers, selling the Company's micro cooling system and related products, to include only LG Electronics, LGIBM, and others to which LG Electronics and LGIBM will supply the Company's products. Through June 24, 2005, no sales of the Company's products have occurred.

The gross margin agreement can be terminated upon request by Sae Han IT and a request for the repayment of a loan (see note 6) can be made. Upon the termination event stated above, the Subsidiary is to provide 25 percent of gross margin to BAC from the micro cooling systems business for 3 years from the initial sales date. In addition, BAC can request an extension of the agreement for 27 months in lieu of redemption of the 290 million Won ($280,366) loan (see note 6). Both parties may adjust the range of purchasers when sales volume is extremely low from designated purchasers, as set forth above.

Commitment between the Company and CHL Investment Partnership

Simultaneous with the Company's purchase of 80.2 percent of the Subsidiary for $110,643 in 2004, CHL Investment Partnership (CHL) was provided a right to purchase 10% of the Company. CHL is an organization in which Dr. Jeong Hyun Lee (the Company's Chief Technical Officer, and the Subsidiary's Chief Executive Officer) holds an interest in. In 2005, CHL executed its right to purchase 10% of the Company for $110,643.

Employment agreements

Under the terms of two employment agreements entered into late 2004, the Company's Chief Executive Officer (CEO), and Chief Financial Officer (CFO) are each entitled to receive common stock aggregating a 3% of the Company. The stock awards vest over a 3 year period with 0.25% vesting quarterly. As of December 31, 2004, no shares have been issued. Under the terms of the employment agreements, the CEO and CFO are entitled to annual base salaries aggregating to $460,000 and are eligible to participate in a bonus program up to 80% of their annual base salary.

Stock options

In March 2005, the Company granted options to purchase 440,000 shares of common stock to Dr. Jeong Hyun Lee, who is the Subsidiary's Chief Executive Officer, and the Company's Chief Technology Officer. The options are exercisable at $2.75 per share, vest immediately, and will expire in March 2007.

Note 4 - Long term debt

In December 13, 2004 the Company signed a promissory note from Hansen Gray & Company, a major shareholder in the Company and an entity affiliated through common management, in the amount of $1,500,000. The loan bears an interest rate of 8% which is compounded quarterly and matures in June 2006. In accordance with the terms of the agreement, interest will start accruing on the 180th day after the issuance date. Accordingly, the effective interest rate over the 18 month term is 5.33%. Quarterly interest only payments will commence in September 2005 with the entire principal balance due in June 2006.

                           iCURIE LAB HOLDINGS LIMITED

                                December 31, 2004

Note 5 - Stockholders' equity

Common stock

At December 31, 2004, the Company had 10,000,000 common shares authorized and 2 shares issued and outstanding.

In 2005, the authorized shares were increased by 909,000,000 common shares to 919,000,000 and furthermore 9,000,000 deferred shares were authorized giving the Company an authorized number of shares of 919,000,000 common shares and 9,000,000 deferred shares. Also in 2005, an additional 9,999,998 common shares and 9,000,000 deferred shares were issued (see note 9) bringing to total issued and outstanding shares up to 10,000,000 common shares and 9,000,000 deferred shares. The deferred shares have similar voting and liquidating rights with the common shares, and have a par vale of $0.174, as compared to a par value of $0.019 for common shares.

Subscribed capital

As part of a $3,000,000 equity financing agreement (see note 8) entered into in 2004, the Company received $2,745,208 cash and an investment valued at $254,792 (see note 1), in exchange for agreeing to issue shares of its common stock. In March 2005, 4,299,999 shares of common stock were issued.

Offering costs

Offering costs consists of placement fees incurred in connection with the $3,000,000 capital stock subscribed. Such costs will be applied to paid-in-capital upon issuance of common shares in 2005.

Note 6 - Short-term borrowing

Short-term borrowing at December 31, 2004 is summarized as follows:

Loan payable with interest at 8% per annum                          $    50,000

Bank loan payable with interest at 7.75% per annum
 (won 234 million)                                                      226,086

Loan payable to Sae Han IT (see note 3) with interest at 5% per
 annum (won 290 million)                                                280,366

Loan payable to an affiliated party with 0% interest terms
 (won 87 million)                                                        84,057
                                                                    -----------
              Total                                                 $   640,509
                                                                    -----------

Note 7 - Bond payable

The bond payable (won 300 million) at December 31, 2004 was issued to Asia Vital Components in December 2002 and matures in December 2007. The bond carries no interest and has been discounted using a 7% interest rate. At December 31, 2004, the unamortized discounted amounted to $53,099.

Under the original terms, the bond was convertible into 6,667 shares (an approximate 2% ownership) of common stock in the Subsidiary, however, Asia Vital Components has waived its right to convert the bond into common stock.

                           iCURIE LAB HOLDINGS LIMITED

                                December 31, 2004

Note 8 - Related party transactions

The Company's significant account balance and transactions with related parties at and for the year ended December 31, 2004 are summarized as follows:

Hansen Gray & Company - a major shareholder in the Company and an entity affiliated through common management.

        Loan payable                                                $ 1,500,000
                                                                    -----------
        Common stock subscribed                                     $ 3,000,000
                                                                    -----------
        Interest expense                                            $     3,333
                                                                    -----------

Dr. Jeong Hyun Lee, Company Director and Subsidiary CEO

        Short term borrowing                                        $    84,276
                                                                    -----------

Jeong Won Lee, Brother of Dr. Lee (see above)

        Short term loan receivable                                  $    69,945
                                                                    -----------

Note 9 - Subsequent events

In March 2005, the Company entered into a securities purchase agreement with iCurie Bridge Financing LLC (IBF) whereby IBF loaned $500,000 to the Company by issue of a loan note convertible into equity of the Company.

In March 2005, the authorized share capital was increased by 90,000,000 common shares having a par value of $0.193. 4,699,999 common shares having a par value of $0.193 were then issued to Dr. Jeong Hyun Lee and 4,299,999 common shares having a par value of $0.193 were then issued to Hansen Gray & Co. Accordingly, as of June 24, 2005, the share capital of the Company is owned by Hansen Gray & Co. (43%), Dr. Yeong Hyun Lee (47%) and CHL, a Korean partnership (10%).

In April 2005, the 91,000,000 un-issued common shares having a par value of $0.193 were subdivided (10 to 1 stock split) into 910,000,000 common shares having a par value of $0.019 each. Also on that date, the 9,000,000 issued common shares having a par value of $0.193 were subdivided and re-designated into two classes of shares: (i) one common share having a par value of $0.019, and (ii) one deferred share having a par value of $0.174.

The above transactions resulted in share capital of $19,027,000 divided into 919,000,000 common shares of $0.019 each and 9,000,000 deferred shares of $0.174 each (the "Deferred Shares"). (see note 5)

In April 2005, the Company entered into a securities purchase agreement with GSSF Master Fund, LP and an individual investor, whereby the investors loaned $475,000 and $25,000 respectively to the Company by issue of a loan note convertible into equity of the Company.

In May 2005, the Company issued 1,000,000 common shares to CHL, and on June 14, 2005, Hansen Gray & Company, Inc. and Dr. Jeong Hyun Lee collectively transferred an aggregate of 900,000 Deferred Shares to CHL.

                                      * * *